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                                                                   EXHIBIT 10.10


                          REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of December 6, 1999, by and among Futurelink Corp., a Delaware corporation (the "Company") and CPQ Holdings, Inc., a Delaware corporation (the "Stockholder").

                              Terms and Conditions

        In consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:

        Section 1 . Definitions. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this
Agreement:

        "Common Stock." The Company's Common Stock, $.0001 par value per share, as the same may be constituted from time to time.

        "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "NASD." The National Association of Securities Dealers, Inc.

        "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

        "Piggyback Registration." As defined in Section 3(a) hereof.

        "Registrable Securities." Any shares of Common Stock of the Company acquired by the Stockholder pursuant to the Securities Purchase Agreement between the Company and Stockholder, of even date herewith, and any securities of the Company issued with respect thereto; provided, that a Registrable Security ceases to be a Registrable Security when (i) it is registered under the Securities Act or (ii) it is eligible to be sold or transferred under Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144") and any lock-up agreements relating to such Registrable Security have expired.

        "Registration Expenses." As defined in Section 6(a) hereof.

        "SEC." The United States Securities and Exchange Commission.

        "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.


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        Section 2 . Securities Subject to this Agreement. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, Registrable Securities.

        Section 3 . Piggyback Registrations.

        (a) Right to Piggyback. Whenever the Company proposes to register (including on behalf of a selling stockholder) any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan registered on Form S-8 or to a registration made on Form S-4 or any successor forms then in effect at any time and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify the Stockholder in writing no later than forty-five (45) days prior to the anticipated filing date. Subject to the provisions of Section 3(c), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written request for inclusion from the Stockholder within fifteen (15) business days after the Stockholder's receipt of the Company's notice. The Stockholder may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. If the Piggyback Registration is in connection with an underwritten offering, the Stockholder must sell its securities in compliance with Section 9 hereof.

        (b) Piggyback Expenses. The Company shall pay to the Stockholder all Registration Expenses incurred by it (except to the extent prohibited by applicable state securities laws).

        (c) Priority on Piggyback Registrations. If the Piggyback Registration is an underwritten offering and if the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, all securities the Company or the holder for whom the Company is effecting the registration, as the case may be, proposes to sell; and (ii) second, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated pro rata among the holders of such securities on the basis of the number of securities requested to be included. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration.

        (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will select the investment banker(s) and manager(s) that will administer the offering. The Company and the Stockholder shall enter into a customary underwriting agreement with such investment banker(s) and manager(s).

        Section 4 . Restrictions on Public Sale by the Stockholder.

        The Stockholder agrees not to make any public sale or distribution of equity securities of the Company (except as part of the underwritten registration effected pursuant to a Piggyback


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Registration), including a sale pursuant to Rule 144, during such customary period following the effective date of any underwritten Piggyback Registration as any managing underwriter(s) of such underwriting may reasonably request.

        Section 5 . Registration Procedures.

        (a) Obligations of the Company. Whenever the Stockholder requests the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as practicable:

                (1) prepare and file with the SEC a registration statement on the appropriate form and use commercially reasonable efforts to cause the registration statement to become effective;

                (2) immediately notify the Stockholder of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

                (3) prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for one-hundred eighty (180) days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during such period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;

                (4) furnish to the Stockholder a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as the Stockholder may reasonably request to facilitate the disposition of the Registrable Securities;

                (5) use its best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as the Stockholder requests and do any and all other reasonable acts and things that may be necessary or advisable to enable the Stockholder to consummate the disposition of the Registrable Securities in such jurisdiction; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

                (6) notify the Stockholder, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material


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        fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

                (7) cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

                (8) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

                (9) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the Stockholder or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

                (10) make available for inspection by the Stockholder, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information requested by any underwriter or its attorneys, accountants, or other agents in connection with the registration statement; provided that an appropriate and customary confidentiality agreement is executed by any such underwriter, attorney, accountant or other agent;

                (11) in connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the managing underwriter reasonably requests;

                (12) in connection with any underwritten offering, furnish an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the underwriter(s) of the offering, addressed to the underwriters;

                (13) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;


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                (14) cooperate with the Stockholder and each underwriter
        participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                (15) in connection with any underwritten offering, send appropriate officers of the Company to attend any "road shows" and analysts presentations scheduled in connection with any such registration and use reasonable efforts to co-operate in the marketing of the Registerable Securities.

                (16) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

        (b) Stockholder Information. In the event of any registration by the Company, from time to time, the Company may require the Stockholder to furnish to the Company information regarding itself and the distribution of the securities subject to the registration, and the Stockholder shall furnish all such information reasonably requested by the Company.

        (c) Notice to Discontinue. The Stockholder agrees that, upon receipt of any notice from the Company of any event of the kind described in Section 5(a)(6), the Stockholder will discontinue disposition of Registrable Securities until the Stockholder receives copies of the supplemented or amended prospectus contemplated by Section 5(a)(6). In addition, if the Company requests, the Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in
Section 5(a)(3) shall be extended by the number of days elapsing between the date of notice and the date that the Stockholder receives the copies of the supplemented or amended prospectus contemplated in Section 5(a)(6).

        (d) Notice by Stockholder. Whenever the Stockholder has requested that any Registrable Securities be registered pursuant to this Agreement, it shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, which as to the Stockholder is (i) to his or its respective knowledge, (ii) solely within his or its respective knowledge and (iii) solely as to matters concerning that the Stockholder, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 6 . Registration Expenses.

        (a) Generally. All Registration Expenses incident to the Company's performance of or compliance with this Agreement shall be paid as provided in this Agreement. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses,


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messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company; reasonable fees and disbursement of all independent certified public accountants employed by the Company in connection with the registration of Registrable Securities (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters engaged by the Company (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange and NASD registration and filing fees. The term "Registration Expenses" does not include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all of which shall be paid by the Company, nor does it include underwriting fees or commissions or transfer taxes or fees and expenses of counsel retained by the Stockholder, all of which shall be paid by the Stockholder.

        (b) Other Expenses. To the extent the Company is not required to pay Registration Expenses, the Stockholder will pay those Registration Expenses allocable to the Stockholder's securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers.

        Section 7 . Indemnification.

        (a) Indemnification by Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify the Stockholder, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls the Stockholder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except to the extent the untrue or allegedly untrue statement or omission or alleged omission resulted from information that the holder furnished in writing to the Company expressly for use therein. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

        (b) Indemnification by the Stockholder. In connection with any registration statement, the Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and the Stockholder agrees to indemnify, to the extent permitted by law,


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the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but only to the extent that the untrue or allegedly untrue statement or omission or alleged omission is contained in or omitted from any information the Stockholder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities sold pursuant to such registration statement. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Stockholder will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

        (c) Indemnification Proceedings. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

        (d) Contribution. If the indemnification provided for in Section 7(a) or
(b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the Stockholder in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Stockholder and the parties' relative intent and knowledge.


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        The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, the Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by the Stockholder exceeds the amount of any damages that the Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        Section 8 . Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Stockholder reasonably may request, all to the extent required from time to time, to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Stockholder, the Company will deliver to the Stockholder a written statement as to whether it has complied with Rule 144's or any successor rule's requirements. The Company also covenants that in such event it will provide all such information and it will take such further action as the Stockholder reasonably may request to enable the Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144 under the Securities Act or any successor rule requirements.

        Section 9 . Participation in Underwritten Registration. The Stockholder may not participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Company and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

        Section 10. Miscellaneous.

        (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock held by the Stockholder, (ii) any and all shares of voting common stock of the Company into which the shares of such Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, such shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

        (b) Amendment. This Agreement may be amended or modified only by a written agreement executed by the Company and the Stockholder.


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        (c) Attorneys' Fees. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

        (d) Benefit of Parties; Assignment. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement.

        (e) Captions. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

        (f) Cooperation. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

        (g) Counterparts; Facsimile Execution. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

        (h) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement.

        (i) Governing Law. The internal law of the State of New York will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary.

        (j) Notices. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or upon receipt if mailed by first class mail, return receipt requested, postage prepaid, and properly addressed to the addresses of the parties set forth in the Purchase Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing.

        (k) Specific Performance. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.


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        (l) Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       FUTURELINK CORP.


                                       By: /s/ RAGHUNATH KILAMBI
                                          --------------------------------------
                                       Name:  Raghunath Kilambi
                                       Title: Executive Vice President and Chief
                                              Financial Officer



                                       CPQ HOLDINGS, INC.


                                       By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:



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